Virtus Tactical Allocation Fund,

a series of Virtus Equity Trust

Supplement dated June 14, 2019 to the Summary Prospectus

and the Virtus Equity Trust Statutory Prospectus,

each dated January 28, 2019, as supplemented

Important Notice to Investors

Effective June 4, 2019, the benchmark to which performance of the fund’s non-U.S. portfolio is compared has changed to MSCI ACWI ex USA SMID Cap Index (net). The fund’s equity subadviser believes the MSCI ACWI ex USA SMID Cap Index better reflects the markets and securities in which the fund’s non-U.S. portfolio is invested than the fund’s previous non-U.S. benchmark, the MSCI EAFE® Index (net). Accordingly, the Tactical Allocation Fund Linked Benchmark is changed to consist of 45% Russell 1000® Growth Index, 15% MSCI ACWI ex USA SMID Cap Index, and 40% Bloomberg Barclays U.S. Aggregate Bond Index. Performance of the Tactical Allocation Fund Linked Benchmark from September 7, 2016 to June 3, 2019 continues to represent an allocation consisting of 45% Russell 1000® Growth Index, 15% MSCI EAFE® Index, and 40% Bloomberg Barclays U.S. Aggregate Bond Index; and performance of the Tactical Allocation Fund Linked Benchmark prior to September 7, 2016 continues to represent an allocation consisting of 50% of the S&P 500® Index and 50% Bloomberg Barclays U.S. Aggregate Bond Index.

Additional Information about the MSCI ACWI ex USA SMID Cap Index

The MSCI ACWI ex USA SMID Cap Index (net) captures mid- and small-cap representation across 22 of 23 Developed Market (DM) countries (excluding the U.S.) and 24 Emerging Markets countries. The index covers approximately 28% of the free float-adjusted market capitalization in each country. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged and not available for direct investment.

Investors should retain this supplement with the Prospectuses for future reference.

VET 8019/TactAllocBenchmark (6/2019)